UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 11, 2017

Date of Report (date of earliest event reported)

Modular Medical, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-49671	87-0620495
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

17995 Bear Valley Lane

Escondido CA 92027

(Address of principal executive offices)

949-370-9062

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01           CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On December 11, 2017, the Company was notified by Lichter, Yu and Associates, Inc. (“Accountants”) that the Accountants have resigned as the Company’s independent auditors.

The Accountant’s audit reports on the Company's financial statements for the fiscal year ended June 30, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal year ended June 30, 2017 and the subsequent interim period preceding the date of Accountant’s resignation, there were no “disagreements,” as that term is defined in Item 304(a) of Regulation S-K and the instructions related thereto, with the Accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of the Accountants, would have caused the Accountants to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company’s fiscal year ended June 30, 2017 and the subsequent interim period preceding the date of Accountant’s resignation, there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the instructions related thereto.

The Company has provided the Accountants with a copy of the disclosures set forth above in Item 4.01 of this Current Report on Form 8-K and has requested that the Accountants furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the Accountants agree with the statements set forth above in Item 4.01 of this Current Report on Form 8-K and, if not, stating the respects in which the Accountants do not agree. A copy of the letter from the Accountants to the Securities and Exchange Commission dated December 12, 2017 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company has commenced the process of identifying another suitable independent, outside auditor.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit
Number	Exhibit Title

16.1	Letter from Lichter, Yu and Associates, Inc. to the Securities and Exchange Commission dated December 12. 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Modular Medical, Inc.

Date: December 13, 2017	By:	/s/ Paul M. DiPerna

Paul M. DiPerna
Chief Executive Officer
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